Exhibit 99.6

September 22, 2014

Subject: Business Combination between TTM Technologies, Inc. and Viasystems Group Inc.

Dear Valued Suppliers:

I am pleased to inform you that TTM Technologies, Inc. (“TTM”) has announced a definitive agreement that will result in the business combination of TTM and Viasystems Group, Inc. (“Viasystems”). This transaction will fulfill our long-stated objective of global leadership in printed circuit board, or PCB, technologies and Viasystems will improve TTM’s end market diversification with its strong position in the automotive and the industrial and instrumentation segments, as well as provide complementary positions in the aerospace and defense and networking/telecom segments.

Viasystems is headquartered in St. Louis, Missouri and operates 15 facilities located in the U.S., Canada, China and Mexico. Viasystems is one of the leading PCB and assembly manufacturers in the world with 2013 sales of $1.2 billion. Viasystems is focused on multi-layer, high reliability printed circuit boards and specialty assembly products. Additional information can be found at www.viasystems.com.

The combination of TTM and Viasystems will be a transformational event, creating one of the world’s leading PCB products and assembly companies with combined 2013 sales of $2.5 billion. In total, the combined scale, complementary product capabilities and market breadth of these two industry leaders will create significant competitive advantages for TTM which, in turn, will better position TTM for long term global growth.

Please recognize that this transaction is subject to various regulatory and government approvals, and the approval of Viasystems’ shareholders. It is currently anticipated that the deal will close during the first half of 2015. Until closure, both companies must continue to operate independently. This includes all dealings with suppliers. We will advise you when the transaction is complete. In the meantime, it is “business as usual” until closing, and we continue to look forward to working with you during that period.

This is very exciting news for TTM, Viasystems and our valued suppliers. This transaction should create exciting new opportunities for many of you, and we thank you for your continued support.

In closing, I want to inform you that TTM and Viasystems will be conducting a joint conference call to provide greater detail about this transaction. The call will take place on Tuesday, September 23, 2014 at 9:30 A.M EST, (6:30 A.M. PST). You can access the live audio webcast at ttm.corporate.communications@ttmtech.com. The live conference call will also be available by telephone by dialing 1-800-700-7784 for domestic callers or 1-651-291-3245 for international callers (access code: 336763). We hope you can join this call.

Sincerely,

Tom Edman

President and CEO

TTM Technologies, Inc.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of TTM and Viasystems separately and as a combined entity; the timing and consummation of the proposed merger; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions; and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of TTM and Viasystems regarding future events and are subject to significant risks and uncertainty. Statements regarding our expected performance in the future are forward-looking statements.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Viasystems’ or TTM’s common stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals in a timely manner or at all; the adoption of the Merger Agreement by Viasystems’ stockholders; the possibility of legal or regulatory proceedings (including related to the transaction itself); the ability of TTM to successfully integrate Viasystems’ operations, product lines, technology and employees and realize synergies and additional opportunities for growth from the proposed merger in a timely manner or at all; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the level of demand for the combined company’s products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and printed circuit boards, and customers’ new technology and capacity requirements; TTM’s and Viasystems’ ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and developments beyond Viasystems’ or TTM’s control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of TTM Technologies, Inc. for the year ended December 30, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2014, under the heading “Item 1A. Risk Factors” and in the Annual Report on Form 10-K of Viasystems for the year ended December 31, 2013, which was filed with the SEC on February 14, 2014, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website at www.sec.gov.

Neither Viasystems nor TTM undertakes any obligation to update any such forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

TTM will file with the SEC a registration statement on Form S-4, which will include a prospectus with respect to TTM’s shares of common stock to be issued in the proposed merger and a proxy statement of Viasystems in connection with the proposed merger between TTM and Viasystems (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus will be sent or given to Viasystems’ stockholders and will contain important information about the proposed merger and related matters. VIASYSTEMS SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by TTM or Viasystems with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Proxy Statement/Prospectus from TTM or Viasystems by contacting either (1) Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com or (2) Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com.

Participants in the Solicitation

TTM and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viasystems’ stockholders in connection with the proposed merger and may have direct or indirect interests in the proposed merger. Information about TTM’s directors and executive officers is set forth in TTM’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 30, 2013, which was filed with the SEC on February 21, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from TTM by contacting Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 14, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from Viasystems by contacting Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the Proxy Statement/Prospectus that TTM will file with the SEC.